Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

    AXIS Capital Holdings Limited

    92 Pitts Bay Road

    Pembroke HM 08 Bermuda

    Contact Information:

    Linda Ventresca

    Investor Relations

    441 405 2727

    investorrelations@axiscapital.com

    Website Information:

    www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2010.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to those models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverages include physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services.

Accident & Health: Global Accident & Health business, including accidental death and sickness insurance for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

5

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and, to a lesser degree, property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended September 30,				Nine months ended September 30,
		2011	2010	Change		2011	2010	Change

HIGHLIGHTS	Gross premiums written	$835,056	$750,687	11.2%		$3,429,649	$3,115,761	10.1%
	Gross premiums written - Insurance	59.1%	57.8%	1.3	pts	46.7%	45.6%	1.1	pts
	Gross premiums written - Reinsurance	40.9%	42.2%	(1.3)	pts	53.3%	54.4%	(1.1)	pts
	Net premiums written	$673,453	$626,322	7.5%		$2,924,372	$2,658,896	10.0%
	Net premiums earned	$839,992	$758,873	10.7%		$2,468,207	$2,190,092	12.7%
	Net premiums earned - Insurance	44.1%	42.2%	1.9	pts	42.9%	40.1%	2.8	pts
	Net premiums earned - Reinsurance	55.9%	57.8%	(1.9)	pts	57.1%	59.9%	(2.8)	pts
	Net income (loss) available to common shareholders	$212,058	238,842	(11.2)%		$(70,634)	555,505	nm
	Operating income (loss) [a], [b]	94,727	189,053	(49.9)%		(221,080)	428,885	nm
	Reserve for losses and loss expenses	8,334,841	6,934,528	20.2%		8,334,841	6,934,528	20.2%
	Total shareholders’ equity	5,357,105	5,848,938	(8.4)%		5,357,105	5,848,938	(8.4)%
PER COMMON SHARE AND	Basic earnings (loss) per common share	$1.68	$1.99	(15.4)%		($0.58)	$4.50	nm
COMMON SHARE DATA	Diluted earnings (loss) per common share	$1.66	$1.78	(6.8)%		($0.58)	$4.04	nm
	Operating diluted earnings (loss) per common share [a], [c]	$0.74	$1.41	(47.5)%		($1.82)	$3.12	nm
	Weighted average common shares outstanding	125,971	120,091	4.9%		121,197	123,320	(1.7)%
	Diluted weighted average common shares outstanding	128,002	134,406	(4.8)%		121,197	137,382	(11.8)%
	Book value per common share	$38.51	$44.59	(13.6)%		$38.51	$44.59	(13.6)%
	Diluted book value per common share (treasury stock method)	$37.06	$39.01	(5.0)%		$37.06	$39.01	(5.0)%
	Accumulated dividends paid per common share	$5.42	$4.52	19.9%		$5.42	$4.52	19.9%
FINANCIAL RATIOS	ROACE [d]	17.5%	18.5%	(1.0)	pts	(1.9)%	14.3%	(16.2)	pts

	Operating ROACE [a], [c]	7.8%	14.6%	(6.8)	pts	(5.9)%	11.1%	(17.0)	pts

	Net loss and loss expense ratio	60.3%	55.6%	4.7	pts	84.7%	59.1%	25.6	pts
	Acquisition cost ratio	17.5%	16.3%	1.2	pts	17.4%	16.6%	0.8	pts
	General and administrative expense ratio	13.7%	13.7%	-	pts	14.2%	14.1%	0.1	pts

	Combined ratio	91.5%	85.6%	5.9	pts	116.3%	89.8%	26.5	pts

INVESTMENT DATA	Total assets	$17,943,930	$16,846,530	6.5%		$17,943,930	$16,846,530	6.5%
	Total cash and invested assets [e]	13,352,316	12,784,710	4.4%		13,352,316	12,784,710	4.4%
	Net investment income	49,396	111,800	(55.8)%		260,068	299,004	(13.0)%
	Net realized investment gains	57,557	76,531	(24.8)%		125,177	117,325	6.7%
	Total return on cash and investments [f]	(0.4)%	2.8%	nm		2.0%	5.9%	(3.9)	pts
	Return on other investments [g]	(4.8)%	4.7%	nm		1.2%	7.3%	(6.1)	pts
	Book yield of fixed maturities	3.0%	3.3%	(0.3)	pts	3.0%	3.3%	(0.3)	pts

[a] Effective April 1, 2011, we amended our definition of operating income (loss) to exclude after-tax foreign exchange losses (gains). Accordingly, we have restated all prior period operating income, diluted operating earnings per share and operating return on average common equity amounts herein to reflect this change.

[b] Operating income (loss) is a “Non-GAAP financial measure” as defined by Regulation G. See page 26 for reconciliation of operating income to net income (loss) available to common shareholders.

[c] Operating return on average common equity (“ROACE”), also a “Non-GAAP financial measure”, is calculated by dividing operating income (loss) for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized. Operating diluted earnings per share is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.

[d] ROACE is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.

[e] Cash and invested assets represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f] In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g] Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

nm not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009
UNDERWRITING REVENUES
Gross premiums written	$835,056	$1,046,163	$1,548,430	$634,774	$750,687	$775,314
Premiums ceded	(161,603)	(196,024)	(147,651)	(146,130)	(124,365)	(180,170)

Net premiums written	673,453	850,139	1,400,779	488,644	626,322	595,144

Gross premiums earned	1,005,761	1,003,613	944,627	917,480	920,954	898,268
Ceded premiums amortized	(165,769)	(163,599)	(156,426)	(160,162)	(162,081)	(192,243)

Net premiums earned	839,992	840,014	788,201	757,318	758,873	706,025

Other insurance related income (loss)	1,156	126	763	345	884	(135,738)

Total underwriting revenues	841,148	840,140	788,964	757,663	759,757	570,287

UNDERWRITING EXPENSES
Net losses and loss expenses	506,839	564,959	1,019,801	383,345	422,154	311,109
Acquisition costs	146,836	147,905	135,356	124,098	123,788	113,423
General and administrative expenses	97,444	98,302	95,112	117,674	86,439	74,404

Total underwriting expenses	751,119	811,166	1,250,269	625,117	632,381	498,936

UNDERWRITING INCOME (LOSS)	90,029	28,974	(461,305)	132,546	127,376	71,351

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	49,396	100,018	110,655	107,889	111,800	134,788
Net realized investment gains (losses)	57,557	37,477	30,144	77,772	76,531	(253,365)
Interest expense and financing costs	(15,677)	(15,445)	(15,860)	(15,690)	(15,800)	(7,977)

Total other operating revenues (expenses)	91,276	122,050	124,939	169,971	172,531	(126,554)

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	60,830	(18,517)	(15,058)	5,120	(24,961)	(6,784)
Corporate expenses [a]	(17,093)	(19,803)	(21,408)	(22,946)	(16,996)	(17,605)

Total other (expenses) revenue	43,737	(38,320)	(36,466)	(17,826)	(41,957)	(24,389)

INCOME (LOSS) BEFORE INCOME TAXES	225,042	112,704	(372,832)	284,691	257,950	(79,592)

Income tax expense	(3,765)	(2,417)	(1,709)	(11,129)	(9,890)	(7,082)

NET INCOME (LOSS)	221,277	110,287	(374,541)	273,562	248,060	(86,674)

Preferred share dividends	(9,219)	(9,219)	(9,219)	(9,219)	(9,218)	(9,218)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$212,058	$101,068	$(383,760)	$264,343	$238,842	$(95,892)

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	60.3%	67.3%	129.4%	50.6%	55.6%	44.1%
Acquisition cost ratio	17.5%	17.6%	17.1%	16.4%	16.3%	16.1%
General and administrative expense ratio [a]	13.7%	14.0%	14.8%	18.6%	13.7%	13.0%

Combined ratio	91.5%	98.9%	161.3%	85.6%	85.6%	73.2%

Weighted average basic shares outstanding	125,971	124,132	113,351	117,101	120,091	137,904
Weighted average diluted shares outstanding	128,002	128,369	113,351	132,799	134,406	137,904

Basic earnings per common share	$1.68	$0.81	($3.39)	$2.26	$1.99	($0.70)
Diluted earnings per common share	$1.66	$0.79	($3.39)	$1.99	$1.78	($0.70)

ROACE (annualized)	17.5%	8.5%	(31.3)%	20.2%	18.5%	(8.2)%
Operating ROACE (annualized)	7.8%	7.0%	(32.5)%	13.9%	14.6%	13.7%

[a] Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Nine months ended September 30,			Year ended December 31,
	2011	2010	2009	2010	2009
UNDERWRITING REVENUES
Gross premiums written	$3,429,649	$3,115,761	$3,013,450	$3,750,536	$3,587,295
Premiums ceded	(505,277)	(456,865)	(554,992)	(602,996)	(770,866)

Net premiums written	2,924,372	2,658,896	2,458,458	3,147,540	2,816,429

Gross premiums earned	2,954,002	2,714,698	2,627,778	3,632,177	3,540,298
Ceded premiums amortized	(485,795)	(524,606)	(549,624)	(684,767)	(748,534)

Net premiums earned	2,468,207	2,190,092	2,078,154	2,947,410	2,791,764

Other insurance related income (loss)	2,047	1,727	(159,394)	2,073	(129,681)

Total underwriting revenues	2,470,254	2,191,819	1,918,760	2,949,483	2,662,083

UNDERWRITING EXPENSES
Net losses and loss expenses	2,091,598	1,293,787	1,077,360	1,677,132	1,423,872
Acquisition costs	430,097	364,614	318,708	488,712	420,495
General and administrative expenses	290,860	256,762	213,574	374,436	293,081

Total underwriting expenses	2,812,555	1,915,163	1,609,642	2,540,280	2,137,448

UNDERWRITING INCOME (LOSS)	(342,301)	276,656	309,118	409,203	524,635

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	260,068	299,004	346,300	406,892	464,478
Net realized investment gains (losses)	125,177	117,325	(317,640)	195,098	(311,584)
Interest expense and financing costs	(46,982)	(40,185)	(23,869)	(55,876)	(32,031)

Total other operating revenues	338,263	376,144	4,791	546,114	120,863

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	27,255	10,415	(30,579)	15,535	(28,561)
Corporate expenses [a]	(58,303)	(52,504)	(51,941)	(75,449)	(77,076)

Total other expenses	(31,048)	(42,089)	(82,520)	(59,914)	(105,637)

INCOME (LOSS) BEFORE INCOME TAXES	(35,086)	610,711	231,389	895,403	539,861
Income tax expense	(7,892)	(27,550)	(24,785)	(38,680)	(41,975)

NET INCOME (LOSS)	(42,978)	583,161	206,604	856,723	497,886
Preferred share dividends	(27,656)	(27,656)	(27,656)	(36,875)	(36,875)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(70,634)	$555,505	$178,948	$819,848	$461,011

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	84.7%	59.1%	51.8%	56.9%	51.0%
Acquisition cost ratio	17.4%	16.6%	15.4%	16.6%	15.1%
General and administrative expense ratio [a]	14.2%	14.1%	12.8%	15.2%	13.2%

Combined ratio	116.3%	89.8%	80.0%	88.7%	79.3%

Weighted average basic shares outstanding	121,197	123,320	137,693	121,728	137,279
Weighted average diluted shares outstanding	121,197	137,382	150,258	136,199	150,371

Basic earnings per common share	($0.58)	$4.50	$1.30	$6.74	$3.36
Diluted earnings per common share	($0.58)	$4.04	$1.19	$6.02	$3.07

ROACE [b]	(1.9)%	14.3%	5.4%	16.2%	10.3%
Operating ROACE [b]	(5.9)%	11.1%	15.7%	12.1%	17.8%

[a] Corporate expenses are included in the calculation of the general and administrative expense ratio.

[b] Annualized for the nine-month periods.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended September 30, 2011			Nine months ended September 30, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$493,460	$341,596	$835,056	$1,600,548	$1,829,101	$3,429,649
Net premiums written	331,857	341,596	673,453	1,116,222	1,808,150	2,924,372

Gross premiums earned	529,847	475,914	1,005,761	1,528,685	1,425,318	2,954,003
Ceded premiums amortized	(159,327)	(6,442)	(165,769)	(470,643)	(15,153)	(485,796)

Net premiums earned	370,520	469,472	839,992	1,058,042	1,410,165	2,468,207
Other insurance related income	1,156	-	1,156	2,047	-	2,047

Total underwriting revenues	371,676	469,472	841,148	1,060,089	1,410,165	2,470,254

UNDERWRITING EXPENSES
Net losses and loss expenses	207,403	299,436	506,839	692,255	1,399,343	2,091,598
Acquisition costs	51,753	95,083	146,836	145,075	285,022	430,097
General and administrative expenses	72,005	25,439	97,444	209,960	80,900	290,860

Total underwriting expenses	331,161	419,958	751,119	1,047,290	1,765,265	2,812,555

UNDERWRITING INCOME(LOSS)	$40,515	$49,514	$90,029	$12,799	$(355,100)	$(342,301)

KEY RATIOS

Current accident year loss ratio	64.8%	73.5%	69.7%	72.4%	106.7%	92.0%
Prior period reserve development	(8.8%)	(9.7%)	(9.4%)	(7.0%)	(7.5%)	(7.3%)

Net loss and loss expense ratio	56.0%	63.8%	60.3%	65.4%	99.2%	84.7%
Acquisition cost ratio	14.0%	20.3%	17.5%	13.7%	20.2%	17.4%
General and administrative expense ratio	19.4%	5.4%	11.7%	19.9%	5.8%	11.8%
Corporate expense ratio			2.0%			2.4%

Combined ratio	89.4%	89.5%	91.5%	99.0%	125.2%	116.3%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009	2011	2010
INSURANCE SEGMENT
Property	$158,786	$217,215	$116,231	$125,285	$150,123	$147,117	$492,232	$475,521
Marine	46,905	97,162	63,655	33,556	46,403	45,765	207,722	191,258
Terrorism	13,216	6,531	6,270	7,047	8,029	7,861	26,018	30,198
Aviation	11,957	19,694	2,803	44,118	9,891	11,098	34,455	31,676
Credit and political risk	(148)	11,499	10,801	13,169	10,754	(3,902)	22,151	17,500
Professional lines	173,608	229,546	136,544	208,400	156,276	155,382	539,697	503,654
Liability	52,065	64,137	44,878	62,266	50,448	50,601	161,079	165,981
Accident & health	37,071	36,313	43,809	2,903	1,626	-	117,194	3,584

TOTAL INSURANCE SEGMENT	493,460	682,097	424,991	496,744	433,550	413,922	1,600,548	1,419,372

REINSURANCE SEGMENT
Catastrophe	91,340	114,361	253,218	8,631	92,479	87,700	458,918	444,427
Property	79,196	69,079	182,204	27,424	73,080	78,222	330,480	327,105
Professional lines	51,341	56,412	93,273	66,106	56,963	84,903	201,025	222,130
Credit and bond	38,292	20,336	236,645	5,997	17,527	18,369	295,273	248,132
Motor	13,074	30,799	195,114	9,408	11,872	5,675	238,987	139,276
Liability	62,366	53,780	99,015	11,565	56,437	80,876	215,161	226,496
Engineering	4,906	5,130	50,664	8,443	7,424	5,979	60,701	59,772
Other	1,081	14,169	13,306	456	1,355	(332)	28,556	29,051

TOTAL REINSURANCE SEGMENT	341,596	364,066	1,123,439	138,030	317,137	361,392	1,829,101	1,696,389

CONSOLIDATED TOTAL	$835,056	$1,046,163	$1,548,430	$634,774	$750,687	$775,314	$3,429,649	$3,115,761

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009
UNDERWRITING REVENUES
Gross premiums written	$493,460	$682,097	$424,991	$496,744	$433,550	$413,922
Net premiums written	331,857	495,049	289,316	349,250	309,277	239,781

Gross premiums earned	529,847	518,929	479,908	485,188	477,149	465,701
Ceded premiums amortized	(159,327)	(159,054)	(152,260)	(156,813)	(156,965)	(187,064)

Net premiums earned	370,520	359,875	327,648	328,375	320,184	278,637
Other insurance related income (loss)	1,156	126	763	345	884	(135,898)

Total underwriting revenues	371,676	360,001	328,411	328,720	321,068	142,739

UNDERWRITING EXPENSES
Net losses and loss expenses	207,403	218,219	266,633	132,811	150,860	111,228
Acquisition costs	51,753	51,244	42,079	41,553	38,962	29,613
General and administrative expenses	72,005	70,229	67,726	86,633	64,147	55,685

Total underwriting expenses	331,161	339,692	376,438	260,997	253,969	196,526

UNDERWRITING INCOME (LOSS)	$40,515	$20,309	$(48,027)	$67,723	$67,099	$(53,787)

KEY RATIOS

Current accident year loss ratio	64.8%	68.1%	85.9%	51.0%	55.8%	59.8%
Prior period reserve development	(8.8%)	(7.5)%	(4.5)%	(10.6)%	(8.7)%	(19.9)%

Net loss and loss expense ratio	56.0%	60.6%	81.4%	40.4%	47.1%	39.9%
Acquisition cost ratio	14.0%	14.3%	12.8%	12.7%	12.2%	10.6%
General and administrative expense ratio	19.4%	19.5%	20.7%	26.4%	20.0%	20.0%

Combined ratio	89.4%	94.4%	114.9%	79.5%	79.3%	70.5%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009
UNDERWRITING REVENUES
Gross premiums written	$341,596	$364,066	$1,123,439	$138,030	$317,137	$361,392
Net premiums written	341,596	355,090	1,111,463	139,394	317,045	355,363

Gross premiums earned	475,914	484,684	464,719	432,291	443,805	432,567
Ceded premiums amortized	(6,442)	(4,545)	(4,166)	(3,348)	(5,116)	(5,179)

Net premiums earned	469,472	480,139	460,553	428,943	438,689	427,388
Other insurance related income	-	-	-	-	-	160

Total underwriting revenues	469,472	480,139	460,553	428,943	438,689	427,548

UNDERWRITING EXPENSES
Net losses and loss expenses	299,436	346,740	753,168	250,534	271,294	199,881
Acquisition costs	95,083	96,661	93,277	82,545	84,826	83,810
General and administrative expenses	25,439	28,073	27,386	31,041	22,292	18,719

Total underwriting expenses	419,958	471,474	873,831	364,120	378,412	302,410

UNDERWRITING INCOME (LOSS)	$49,514	$8,665	$(413,278)	$64,823	$60,277	$125,138

KEY RATIOS
Current accident year loss ratio	73.5%	77.4%	171.1%	69.3%	71.8%	62.4%
Prior period reserve development	(9.7)%	(5.2)%	(7.6)%	(10.9)%	(10.0)%	(15.6)%

Net loss and loss expense ratio	63.8%	72.2%	163.5%	58.4%	61.8%	46.8%
Acquisition cost ratio	20.3%	20.1%	20.3%	19.2%	19.4%	19.6%
General and administrative expense ratio	5.4%	5.9%	5.9%	7.3%	5.1%	4.4%

Combined ratio	89.5%	98.2%	189.7%	84.9%	86.3%	70.8%

AXIS Capital Holdings Limited

NET INVESTMENT INCOME - QUARTERLY

							Nine months ended September 30,
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009	2011	2010

Fixed maturities	$81,900	$89,203	$88,581	$84,887	$89,580	$98,337	$259,683	$267,471
Other investments	(30,376)	11,797	25,311	25,391	25,094	38,646	6,732	39,374
Equities	2,079	4,074	824	63	917	689	6,977	2,837
Cash and cash equivalents	1,148	1,502	2,153	1,595	1,517	1,052	4,803	4,241
Short-term investments	302	472	387	706	308	81	1,161	735

Gross investment income	55,053	107,048	117,256	112,642	117,416	138,805	279,356	314,658
Investment expense	(5,657)	(7,030)	(6,601)	(4,753)	(5,616)	(4,017)	(19,288)	(15,654)

Net investment income	$49,396	$100,018	$110,655	$107,889	$111,800	$134,788	$260,068	$299,004

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Sep 30, 2009
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$10,736,729	$10,758,157	$10,726,390	$10,482,897	$10,664,824	$9,682,932
Equities, available for sale, at fair value	567,881	648,264	502,096	349,254	251,005	137,544
Other investments, at fair value	643,270	623,650	554,113	519,296	533,072	541,447
Short-term investments, at amortized cost	149,136	187,601	132,512	172,719	129,042	282,737

Total investments	12,097,016	12,217,672	11,915,111	11,524,166	11,577,943	10,644,660
Cash and cash equivalents	1,201,037	1,066,540	1,086,189	1,045,355	1,205,393	1,239,471
Accrued interest receivable	95,320	97,384	94,013	96,364	92,758	82,169
Insurance and reinsurance premium balances receivable	1,665,636	1,987,615	1,880,305	1,343,665	1,536,944	1,497,639
Reinsurance recoverable on paid and unpaid losses	1,759,017	1,774,601	1,688,778	1,577,547	1,551,612	1,406,449
Deferred acquisition costs	477,403	494,147	498,598	359,300	402,887	363,739
Prepaid reinsurance premiums	239,769	245,442	212,808	221,396	234,850	284,922
Securities lending collateral	-	-	-	-	-	135,122
Receivable for investments sold	86,932	3,782	8,376	-	11,745	19,713
Goodwill and intangible assets	98,260	103,404	102,847	103,231	89,744	93,049
Other assets	223,540	206,261	195,275	174,707	154,399	172,248

TOTAL ASSETS	$17,943,930	$18,196,848	$17,682,300	$16,445,731	$16,858,275	$15,939,181

LIABILITIES
Reserve for losses and loss expenses	$8,334,841	$8,402,612	$8,013,861	$7,032,375	$6,934,528	$6,579,914
Unearned premiums	2,805,620	2,981,817	2,938,328	2,333,676	2,614,239	2,548,072
Insurance and reinsurance balances payable	179,081	196,543	141,483	164,927	123,127	170,664
Securities lending payable	-	-	-	-	-	138,092
Senior notes	994,523	994,383	994,246	994,110	993,976	499,449
Other liabilities	144,771	133,584	231,523	275,422	240,338	426,068
Payable for investments purchased	127,989	154,970	173,279	20,251	103,129	178,815

TOTAL LIABILITIES	12,586,825	12,863,909	12,492,720	10,820,761	11,009,337	10,541,074

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	2,112	2,107	1,958	1,934	1,931	1,901
Additional paid-in capital	2,095,727	2,085,215	2,074,982	2,059,708	2,046,297	2,003,417
Accumulated other comprehensive income	50,932	218,133	155,192	176,821	371,625	74,974
Retained earnings	4,105,216	3,923,395	3,853,076	4,267,608	4,033,018	3,319,467
Treasury shares, at cost	(1,396,882)	(1,395,911)	(1,395,628)	(1,381,101)	(1,103,933)	(501,652)

TOTAL SHAREHOLDERS’ EQUITY	5,357,105	5,332,939	5,189,580	5,624,970	5,848,938	5,398,107

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$17,943,930	$18,196,848	$17,682,300	$16,445,731	$16,858,275	$15,939,181

Basic common shares outstanding	126,141	125,811	113,902	112,393	119,958	137,835
Diluted common shares outstanding	131,067	131,419	131,402	130,189	137,115	155,110
Book value per common share	$38.51	$38.41	$41.17	$45.60	$44.59	$35.54
Diluted book value per common share	$37.06	$36.78	$35.69	$39.37	$39.01	$31.58
Debt (Senior notes) to total capital [a]	15.7%	15.7%	16.1%	15.0%	14.5%	8.5%
Debt plus preferred shares to total capital	23.5%	23.6%	24.2%	22.6%	21.8%	16.9%

[a] The debt to capital ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS PORTFOLIO

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,103,869	$6,856	$(1,282)	$1,109,443	8%
Non-U.S. government	1,015,795	7,061	(22,278)	1,000,578	7%
Corporate debt	3,716,760	78,168	(74,828)	3,720,100	28%
Agency RMBS	2,538,293	73,876	(1,100)	2,611,069	20%
CMBS	273,278	10,987	(1,105)	283,160	2%
Non-Agency RMBS	186,480	1,509	(11,203)	176,786	1%
ABS	643,332	9,046	(13,836)	638,542	5%
Municipals	1,163,380	35,894	(2,223)	1,197,051	9%

Total fixed maturities	10,641,187	223,397	(127,855)	10,736,729	80%

Equities, available for sale	634,268	11,703	(78,090)	567,881	4%

Total available for sale investments	$11,275,455	$235,100	$(205,945)	11,304,610	84%

Other investments (see below)				643,270	5%

Short-term investments				149,136	1%

Total investments				12,097,016	90%

Cash and cash equivalents [a]				1,201,037	9%

Accrued interest receivable				95,320	1%

Net receivable/(payable) for investments sold (purchased)				(41,057)	-

Total cash and invested assets				$13,352,316	100%

Other Investments:				Fair Value	Percentage
Hedge funds				$267,055	41%
Fund of hedge funds				230,187	36%
Credit funds				87,386	14%
Collateralized loan obligations - equity tranches				58,642	9%

Total				$643,270	100%

[a] Includes $266 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009
CASH AND INVESTED ASSETS PORTFOLIO	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Fixed Maturities:
U.S. government and agency	8.2%	7.6%	8.3%	6.8%	10.7%	16.4%
Non-U.S. government	7.4%	6.8%	6.5%	6.1%	6.2%	4.5%
Corporate debt	27.9%	31.3%	31.3%	32.9%	33.7%	29.2%
MBS:
Agency RMBS	19.6%	18.8%	20.3%	20.5%	16.4%	14.9%
CMBS	2.1%	3.2%	3.7%	3.8%	3.9%	6.3%
Non-agency RMBS	1.3%	1.7%	1.8%	1.9%	1.7%	1.9%
ABS	4.8%	5.2%	5.1%	5.2%	5.2%	3.3%
Municipals	8.8%	6.1%	6.0%	5.6%	5.6%	5.6%

Total Fixed Maturities	80.1%	80.7%	83.0%	82.8%	83.4%	82.1%
Equities	4.3%	4.9%	3.9%	2.8%	2.0%	1.2%
Other investments	4.8%	4.7%	4.3%	4.1%	4.2%	4.6%
Short-term investments	1.2%	1.4%	1.0%	1.4%	1.0%	2.0%

Total investments	90.4%	91.7%	92.2%	91.1%	90.6%	89.9%
Cash and cash equivalents	9.1%	8.1%	8.4%	8.3%	9.4%	10.5%
Accrued interest receivable	0.8%	0.8%	0.7%	0.8%	0.7%	0.9%
Net receivable/(payable) for investments sold or purchased	(0.3)%	(0.6)%	(1.3)%	(0.2)%	(0.7)%	(1.3)%

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY [a]	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and cash equivalents [b]	9.6%	7.7%	7.8%	8.8%	9.4%	9.8%
U.S. government and agency	9.2%	8.5%	9.1%	7.4%	11.5%	17.5%
AAA	37.1%	39.7%	39.9%	41.3%	37.4%	36.4%
AA	15.2%	12.7%	11.7%	12.3%	13.2%	11.5%
A	16.5%	17.2%	17.2%	16.2%	14.8%	13.6%
BBB	8.7%	10.0%	10.0%	10.4%	10.9%	8.7%
Below BBB	3.7%	4.2%	4.3%	3.6%	2.8%	2.5%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year (includes cash & cash equivalents)	14.4%	13.4%	13.2%	14.4%	16.1%	11.9%
From one to five years	38.7%	38.1%	38.1%	35.5%	38.7%	39.2%
From five to ten years	14.3%	14.2%	13.2%	14.2%	14.0%	15.8%
Above ten years	1.9%	2.0%	1.6%	1.9%	2.0%	3.1%
Asset-backed and mortgage-backed securities	30.7%	32.3%	33.9%	34.0%	29.2%	30.0%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	3.0%	3.3%	3.3%	3.3%	3.3%	4.0%
Yield to maturity of fixed maturities	2.4%	2.7%	2.9%	2.8%	2.3%	3.4%
Average duration of fixed maturities	2.9 yrs	3.0 yrs	3.1 yrs	3.2 yrs	3.1 yrs	2.8 yrs
Average credit quality [a]	AA	AA-	AA	AA	AA	AA

[a] During Q3 2011 we changed our methodology for assigning credit ratings to be in line with the methodology used for the Barclay’s U.S. Aggregate Bond index. Previously we used S&P’s ratings and, in the absence of an S&P rating, the lower of the ratings established by Moody’s and Fitch. We have restated the ratings for prior periods to conform to the new methodology. The methodology amendment resulted in a change in the weighted average credit quality for cash and invested assets at September 30, 2011 from AA- to AA. There was no change to the weighted average credit quality for prior periods, except for Q2 2011 which changed from AA to AA-.

[b] Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited

CORPORATE DEBT COMPOSITION

At September 30, 2011

	Fair Value	Percentage of of Corporate Debt	Percentage of Total Cash and Invested Assets
Composition by sector - Investment grade
US banking	$722,027	19.4%	5.4%
Consumer non cyclicals	372,317	10.0%	2.8%
Communications	365,507	9.8%	2.7%
Utilities	349,845	9.4%	2.6%
Foreign banking [a]	328,270	8.8%	2.5%
Finance	273,768	7.4%	2.1%
Non US government guaranteed	245,722	6.6%	1.8%
Industrial	207,742	5.6%	1.6%
Energy	166,353	4.5%	1.2%
Consumer cyclicals	133,075	3.6%	1.0%
Technology	96,843	2.6%	0.7%
Insurance	59,716	1.6%	0.4%
Transportation	32,657	0.9%	0.2%

Total investment grade	3,353,842	90.2%	25.0%

Total non-investment grade	366,258	9.8%	2.7%

Total corporate debt	$3,720,100	100%	27.7%

	Investment Grade	Non-Investment Grade
Corporate debt characteristics
Average credit rating	A	B
Average duration	3.34	1.20

[a] During October 2011, we sold all U.K. and other European banking-related bonds (fair value: $301,608 at September 30, 2011) and realized an insignificant loss. The net proceeds will be reinvested in other investment-grade corporate sectors.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO At September 30, 2011

ISSUER [a]	Amortized Cost	Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
CITIGROUP INC	$137,883	$1,215	$139,098	1.3%
GENERAL ELECTRIC CO	118,486	(1,862)	116,624	1.1%
BANK OF AMERICA CORP	114,727	(7,139)	107,588	1.0%
MORGAN STANLEY	110,852	(4,721)	106,131	1.0%
GOLDMAN SACHS GROUP	110,249	(3,914)	106,335	1.0%
JPMORGAN CHASE & CO	108,344	2,328	110,672	1.0%
WELLS FARGO & COMPANY	69,368	1,213	70,581	0.7%
AT&T INC	67,029	1,508	68,537	0.6%
HSBC HOLDINGS PLC	60,203	(448)	59,755	0.6%
VERIZON COMMUNICATIONS INC	49,373	3,984	53,357	0.5%

[a]	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION At September 30, 2011

	Agencies	AAA	AA	A	BBB	Non Investment Grade	Total
Residential MBS	$2,611,069	$100,344	$5,290	$4,509	$9,045	$57,598	$2,787,855
Commercial MBS	-	230,690	41,368	11,102	-	-	283,160
ABS	-	586,211	3,649	24,780	8,510	15,392	638,542

Total mortgage-backed and asset-backed securities	$2,611,069	$917,245	$50,307	$40,391	$17,555	$72,990	$3,709,557

Percentage of total	70.4%	24.7%	1.4%	1.1%	0.5%	1.9%	100.0%

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$21,071	$21,398	$26,525	$41,077	$31,007	$31,630
Reinsurance	-	-	-	-	5,000	4,995

Total	$21,071	$21,398	$26,525	$41,077	$36,007	$36,625

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$536,811	$552,085	$477,084	$432,426	$424,234	$388,803
Reinsurance	-	-	-	-	-	-

Total	$536,811	$552,085	$477,084	$432,426	$424,234	$388,803

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,165,884	$1,168,450	$1,152,784	$1,073,960	$1,067,630	$970,655
Reinsurance	53,987	51,679	49,479	47,204	46,020	32,799

Total	$1,219,871	$1,220,129	$1,202,263	$1,121,164	$1,113,650	$1,003,454

Provision against reinsurance recoverables:
Insurance	$(18,278)	$(18,571)	$(16,706)	$(16,737)	$(16,911)	$(15,623)
Reinsurance	(458)	(440)	(388)	(383)	(5,368)	(6,810)

Total	$(18,736)	$(19,011)	$(17,094)	$(17,120)	$(22,279)	$(22,433)

Net reinsurance recoverables:
Insurance	$1,705,488	$1,723,362	$1,639,687	$1,530,726	$1,505,960	$1,375,465
Reinsurance	53,529	51,239	49,091	46,821	45,652	30,984

Total	$1,759,017	$1,774,601	$1,688,778	$1,577,547	$1,551,612	$1,406,449

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable	September 30, 2011
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverables	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,253,734	$(23,331)	$1,230,403	72.4%	23.0%	$(9,441)	0.8%	$1,244,293
Other reinsurers balances > $20 million	232,297	(11,514)	220,783	13.0%	4.1%	(1,846)	0.8%	230,451
Other reinsurers balances < $20 million	291,722	(42,789)	248,933	14.6%	4.6%	(7,449)	2.6%	284,273

Total	$1,777,753	$(77,634)	$1,700,119	100.0%	31.7%	$(18,736)	1.1%	$1,759,017

At September 30, 2011 and December 31, 2010, 97.9% of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.1%	4.2%
Swiss Reinsurance America Corporation	10.7%	3.4%
Partner Reinsurance Co of US	10.4%	3.3%
Berkley Insurance Company	8.4%	2.7%
Lloyds of London	8.2%	2.6%
Ace Property & Casualty Ins	6.3%	2.0%
XL Reinsurance America Inc	5.9%	1.9%
Munchener Ruckversicherungs Gesellschaft	3.3%	1.0%
Liberty Mutual Insurance Co.	3.2%	1.0%
Munich Re America, Inc	2.9%	0.9%

	72.4%	23.0%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended September 30, 2011			Nine months ended September 30, 2011
Reserve for unpaid losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$8,402,612	$(1,757,367)	$6,645,245	$7,032,375	$(1,540,633)	$5,491,742

Incurred	548,259	(41,420)	506,839	2,438,859	(347,261)	2,091,598

Paid	(476,649)	48,301	(428,348)	(1,128,958)	143,299	(985,659)

Foreign exchange and other	(139,381)	9,377	(130,004)	(7,435)	3,486	(3,949)

End of period [a]	$8,334,841	$(1,741,109)	$6,593,732	$8,334,841	$(1,741,109)	$6,593,732

[a] At September 30, 2011, the gross reserve for losses and loss expenses included IBNR of $5,463 million, or 66%, of total gross reserves for loss and loss expenses. At December 31, 2010, the comparable amount was $4,935 million, or 70%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended September 30, 2011			Nine months ended September 30, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$198,120	$278,529	$476,649	$486,627	$642,331	$1,128,958
Reinsurance recoveries	(48,301)	-	(48,301)	(143,299)	-	(143,299)

Net losses paid	149,819	278,529	428,348	343,328	642,331	985,659

Change in:
Reported case reserves	(3,088)	90,009	86,921	282,636	498,583	781,219
IBNR	51,501	(66,812)	(15,311)	263,546	265,136	528,682
Reinsurance recoveries on unpaid loss and loss expense reserves	9,171	(2,290)	6,881	(197,254)	(6,708)	(203,962)

Total net incurred losses and loss expenses	$207,403	$299,436	$506,839	$692,256	$1,399,342	$2,091,598

Gross reserve for losses and loss expenses	$4,045,488	$4,289,353	$8,334,841	$4,045,488	$4,289,353	$8,334,841

Prior years net favorable reserve development	$32,594	$45,837	$78,431	$74,075	$105,610	$179,685

Key Ratios
Net paid to net incurred percentage	72.2%	93.0%	84.5%	49.6%	45.9%	47.1%

Net paid losses / Net premiums earned	40.4%	59.3%	51.0%	32.4%	45.5%	39.9%
Change in net loss and loss expense reserves /Net premiums earned	15.6%	4.5%	9.3%	33.0%	53.7%	44.8%

Net loss and loss expense ratio	56.0%	63.8%	60.3%	65.4%	99.2%	84.7%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009

Gross losses paid	$198,120	$199,117	$89,390	$203,863	$218,495	$244,472
Reinsurance recoveries	(48,301)	(45,322)	(49,676)	(78,224)	(63,619)	(64,649)

Net losses paid	149,819	153,795	39,714	125,639	154,876	179,823

Change in:
Reported case reserves	(3,088)	73,868	211,857	13,991	(88,805)	(97,814)
IBNR	51,501	75,879	136,165	5,653	95,595	11,911
Reinsurance recoveries on unpaid loss and loss expense reserves	9,171	(85,323)	(121,102)	(12,472)	(10,806)	17,308

Total net incurred losses and loss expenses	$207,403	$218,219	$266,634	$132,811	$150,860	$111,228

Gross reserve for losses and loss expenses	$4,045,488	$4,026,267	$3,865,548	$3,512,002	$3,488,114	$3,572,266

Prior years net favorable reserve development	$32,594	$26,754	$14,728	$34,603	$27,823	$55,401

Key Ratios
Net paid to net incurred percentage	72.2%	70.5%	14.9%	94.6%	102.7%	161.7%

Net paid losses/Net premiums earned	40.4%	42.7%	12.1%	38.2%	48.4%	64.5%
Change in net loss and loss expense reserves / Net premiums earned	15.6%	17.9%	69.3%	2.2%	(1.3% )	(24.6% )

Net loss and loss expense ratio	56.0%	60.6%	81.4%	40.4%	47.1%	39.9%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009

Gross losses paid	$278,529	$176,729	$187,073	$173,651	$182,404	$132,292
Reinsurance recoveries	-	-	-	-	-	-

Net losses paid	278,529	176,729	187,073	173,651	182,404	132,292

Change in:
Reported case reserves	90,009	214,366	194,207	161,567	36,785	56,294
IBNR	(66,812)	(42,207)	374,157	(83,515)	54,589	12,349
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,290)	(2,148)	(2,270)	(1,169)	(2,484)	(1,054)

Total net incurred losses and loss expenses	$299,436	$346,740	$753,167	$250,534	$271,294	$199,881

Gross reserve for losses and loss expenses	$4,289,353	$4,376,345	$4,148,313	$3,520,373	$3,446,414	$3,007,648

Prior years net favorable reserve development	$45,837	$24,796	$34,976	$46,673	$43,884	$66,698

Key Ratios
Net paid to net incurred percentage	93.0%	51.0%	24.8%	69.3%	67.2%	66.2%

Net paid losses / Net premiums earned	59.3%	36.8%	40.6%	40.5%	41.6%	31.0%
Change in net loss and loss expense reserves / Net premiums earned	4.5%	35.4%	122.9%	17.9%	20.2%	15.8%

Net loss and loss expense ratio	63.8%	72.2%	163.5%	58.4%	61.8%	46.8%

AXIS Capital Holdings Limited

IMPACT OF 2011 CATASTROPHE EVENTS

	Australia[a]	New Zealand II	Japan	Q1 Events Total	New Zealand III	U.S. Weather[b]	Q2 Events Total	Hurricane Irene	Tropical Storm Lee	Danish Floods	Q3 Events Total	Total

Gross loss and loss expenses
Insurance	$1,111	$33,135	$77,572	$111,818	$-	$39,452	$39,452	$20,000	$17,500	$-	$37,500	$188,770
Reinsurance	72,630	342,500	162,500	577,630	33,008	36,243	69,251	10,000	-	17,195	27,195	674,076

Total	73,741	375,635	240,072	689,448	33,008	75,695	108,703	30,000	17,500	17,195	64,695	862,846

Net loss and loss expenses
Insurance	1,111	20,000	25,000	46,111	-	39,452	39,452	20,000	17,500	-	37,500	123,063
Reinsurance	72,630	342,500	162,500	577,630	33,008	36,243	69,251	10,000	-	17,195	27,195	674,076

Total	73,741	362,500	187,500	623,741	33,008	75,695	108,703	30,000	17,500	17,195	64,695	797,139

Gross premiums earned [c]
Reinsurance	885	3,376	4,098	8,359	660	1,843	2,503	-	-	-	-	10,862

Ceded premiums expensed [d]
Insurance	-	535	5,108	5,643	-	-	-	-	-	-	-	5,643

Total impact before income tax
Insurance	1,111	20,535	30,108	51,754	-	39,452	39,452	20,000	17,500	-	37,500	128,706
Reinsurance	71,745	339,124	158,402	569,271	32,348	34,400	66,748	10,000	-	17,195	27,195	663,214

Total	72,856	359,659	188,510	621,025	32,348	73,852	106,200	30,000	17,500	17,195	64,695	791,920

Income tax benefit	-	(543)	(2,066)	(2,609)	-	(7,669)	(7,669)	(4,159)	(2,416)	-	(6,575)	(16,853)

Total impact after income tax	$72,856	$359,116	$186,444	$618,416	$32,348	$66,183	$98,531	$25,841	$15,084	$17,195	$58,120	$775,067

[a] Includes January floods and Cyclone Yasi.

[b] Series of severe weather events in April and May, including tornadoes.

[c] The impact of the catastrophes on gross premiums earned relates to the accelerated recognition of unearned premiums on impacted contracts in our reinsurance segment, as well as the applicable earnings for reinstatement premiums covering the remaining risk period.

[d] The impact of the catastrophes on ceded premiums expensed relates to reinstatement premiums for reinsurance protection purchased for our insurance segment.

AXIS Capital Holdings Limited

NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF

OCTOBER 1, 2011

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period

Single zone, single event
Southeast	U.S. Hurricane	$492	$722	$1,002
Northeast	U.S. Hurricane	97	322	678
Mid-Atlantic	U.S. Hurricane	185	549	1,107
Gulf of Mexico	U.S. Hurricane	355	476	777
California	Earthquake	441	668	1,069
Europe	Windstorm	326	437	631
Japan	Earthquake	183	282	548
Japan	Windstorm	75	123	142

The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2011. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.

As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.

We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS[a] . We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.

A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.

Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

[a] The PML estimates above incorporate the output of the latest vendor models, including RMS v11.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010

Net income (loss) available to common shareholders	$212,058	$238,842	$(70,634)	$555,505

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average basic shares outstanding	125,971	120,091	121,197	123,320

Dilutive share equivalents:
Warrants [a]	1,108	12,012	-	11,851
Stock compensation plans [a]	923	2,303	-	2,211

Weighted average diluted shares outstanding	128,002	134,406	121,197	137,382

EARNINGS (LOSS) PER COMMON SHARE
Basic	$1.68	$1.99	($0.58)	$4.50
Diluted	$1.66	$1.78	($0.58)	$4.04

[a] Due to the net loss incurred in the nine months ended September 30, 2011, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q3 2009

Net income (loss) available to common shareholders	$212,058	$101,068	$(383,760)	$264,343	$238,842	$(95,892)

COMMON SHARES OUTSTANDING

Common shares - at beginning of period	125,811	113,902	112,393	119,958	120,254	137,710
Shares issued [a]	362	11,917	1,908	215	148	129
Shares repurchased for treasury	(32)	(8)	(399)	(7,780)	(444)	(4)

Common shares - at end of period	126,141	125,811	113,902	112,393	119,958	137,835

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	125,971	124,132	113,351	117,101	120,091	137,904

Dilutive share equivalents:
Warrants [a], [b]	1,108	2,915	-	12,873	12,012	-
Stock compensation plans [b]	923	1,322	-	2,825	2,303	-

Weighted average diluted shares outstanding	128,002	128,369	113,351	132,799	134,406	137,904

EARNINGS (LOSS) PER COMMON SHARE

Basic	$1.68	$0.81	($3.39)	$2.26	$1.99	($0.70)
Diluted	$1.66	$0.79	($3.39)	$1.99	$1.78	($0.70)

[a] The cashless exercise of 18,103 warrants resulted in the issuance of 11,853 shares during the three months ended June 30, 2011.

[b] Due to the net loss incurred in the three months ended March 31, 2011 and September 30, 2009, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS -TREASURY STOCK METHOD[a]

	At September 30, 2011

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$25.94

Book value per common share		$4,857,105	126,141	$38.51

Dilutive securities:
Warrants	$10.36	-	1,036	(0.32)
Restricted stocks		-	3,404	(1.00)
Options	$24.67	-	82	(0.02)
Restricted and phantom stock units		-	404	(0.11)

Diluted book value per common share		$4,857,105	131,067	$37.06

	At December 31, 2010
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$35.88

Book value per common share		$5,124,970	112,393	$45.60

Dilutive securities:
Warrants	$12.31	-	12,999	(4.73)
Restricted stocks		-	3,592	(1.13)
Options	$22.26	-	880	(0.28)
Restricted and phantom stock units		-	325	(0.09)

Diluted book value per common share		$5,124,970	130,189	$39.37

[a] This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010

Net income (loss) available to common shareholders	$212,058	$238,842	$(70,634)	$555,505

Adjustment for net realized investment gains	(57,557)	(76,531)	(125,177)	(117,325)
Adjustment for associated tax impact	947	1,240	1,843	1,201
Adjustment for foreign exchange losses (gains)	(60,830)	24,961	(27,254)	(10,415)
Adjustment for associated tax impact	109	541	142	(81)

Operating income (loss)	$94,727	$189,053	$(221,080)	$428,885

Net income (loss) per share - diluted	$1.66	$1.78	$(0.58)	$4.04
Adjustment for net realized investment gains	(0.45)	(0.57)	(1.03)	(0.85)
Adjustment for associated tax impact	0.01	0.01	0.01	0.01
Adjustment for foreign exchange losses (gains)	(0.48)	0.19	(0.22)	(0.08)
Adjustment for associated tax impact	-	-	-	-

Operating income (loss)	$0.74	$1.41	$(1.82)	$3.12

Weighted average common shares and common share equivalents - diluted	128,002	134,406	121,197	137,382